                                                                    EXHIBIT 99.1

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       NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT May 20, 2004
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
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                                                                YEAR
                                                               BUILT/     WATER
     RIG                          RIG DESIGN                   REBUILT    DEPTH           LOCATION         OPERATOR
----------------------------------------------------------------------------------------------------------------------
U.S. GULF OF MEXICO(13)
-----------------------

Jackups(2)
-----------
# Noble Eddie Paul           MLT Class 84-E.R.C.(T)           1976/1995  390'-IC      Eugene Island 136     Apache

# Noble Tom Jobe             MLT Class 82-SD-C(T)(Z)             1982    250'-IC      Ship Shoal 219      Forest Oil

SEMISUBMERSIBLES(8)
--------------------
# Noble Paul Romano          Noble EVA 4000TM(T)              1981/1998   6,000'      Green Canyon 518     Anadarko

Noble Jim Thompson           Noble EVA 4000TM(T)              1984/1999   6,000'      Garden Banks 385       Shell

# Noble Amos Runner          Noble EVA 4000TM(T)              1982/1999   6,600'      Green Canyon 680    Kerr-McGee

# Noble Max Smith            Noble EVA 4000TM(T)              1980/1999   6,000'      Green Canyon 248       Shell

# Noble Homer Ferrington     F&G 9500 Enhanced Pacesetter(T)  1985/2000   6,000'      Green Canyon 243       Nexen

Noble Clyde Boudreaux        F&G 9500 Enhanced Pacesetter     1987/1999  10,000'      MS-Signal shipyard   Shipyard

Noble Lorris Bouzigard       IPF Pentagone(T)                 1975/2003   4,000'**    Garden Banks 208      Stacked

Noble Therald Martin         IPF Pentagone(T)                 1977/2003   4,000'      MS-Signal shipyard    Stacked

SUBMERSIBLES(3)
---------------
# Noble Joe Alford           Pace 85                          1982/1997   85'-C       High Island 201    ADTI/Spinnaker

# Noble Lester Pettus        Pace 85                          1982/1997   85'-C       Breton Sound 48     Amerada Hess

# Noble Fri Rodli            Transworld                       1979/1998   70'-C       West Cameron 295  ADTI/Magnum Hunter

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                            ANTICIPATED
                              CONTRACT    DAYRATE
     RIG                     EXPIRATION    ($000)             COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GULF OF MEXICO(13)
-----------------------

Jackups(2)
-----------
# Noble Eddie Paul             9/2004         *       Contract extended for 90 days.

# Noble Tom Jobe               7/2004       35-37     New rate commenced 5/18/2004.

SEMISUBMERSIBLES(8)
--------------------
# Noble Paul Romano            8/2004       80-82     Rig is scheduled to enter shipyard for surveys and repairs on +/- 10/01/2004 for +/- 45 days. Anadarko has an option to utilize the rig after the shipyard work.

Noble Jim Thompson             7/2004      154-156    Rig will work at contract rate through June 2004. Then +/- 7 days for Shell @
                                                      $104-106. Then one-well, +/- 60-70 days @ $84-86, plus a one-well option at market rate for BP.

# Noble Amos Runner            9/2004       84-86     From 3/27/2004 through 4/06/2004 on contract rate of $146-148, then through
                                                      5/21/2004 @ $84-86 with Kerr-McGee. This work will complete Kerr-McGee's obligation under its contract for the Noble Amos Runner. Next to Marathon at the contract rate of $146-148 for +/-45-60 days, then to Murphy for two wells at $146-148.

# Noble Max Smith              1/2005       78-80     Commenced work for Shell @ $78-80 on 4/01/2004 through +/- 7/01/2004. Then to
                                                      Amerada Hess for +/- 150 days, 75 days under its contract for the Noble Max
                                                      Smith @ $154-156, then +/- 75 days at a market rate. The initial 75 days of work with Amerada Hess will complete its obligation under its contract for the
                                                      Noble Max Smith.

# Noble Homer Ferrington       5/2005       87-88     Rig should complete Nexen contract on +/- 6/15/2004. Bid to ExxonMobil for a two-year program in Nigeria.
Noble Clyde Boudreaux

Noble Lorris Bouzigard

Noble Therald Martin

SUBMERSIBLES(3)
---------------
# Noble Joe Alford             5/2004       23-25     Next to Mariner for +/- 70 days @ $23-25.

# Noble Lester Pettus          6/2004       24-25

# Noble Fri Rodli              6/2004       24-25
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(# ) Denotes change from  previous report.
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
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
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                                                                YEAR
                                                               BUILT/     WATER
     RIG                          RIG DESIGN                   REBUILT    DEPTH           LOCATION         OPERATOR
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL(44)
-----------------
MEXICO JACKUPS(8)
-----------------
# Noble Lewis Dugger         Levingston Class 111-C(T)        1977/1997  300'-IC      Bay of Campeche        Pemex

Noble Gene Rosser            Levingston Class 111-C(T)        1977/1996  300'-IC      Bay of Campeche        Pemex

Noble Sam Noble              Levingston Class 111-C(T)           1982    300'-IC      Bay of Campeche        Pemex

Noble John Sandifer          Levingston Class 111-C(T)        1975/1995  300'-IC      Bay of Campeche        Pemex

Noble Johnnie Hoffman        BakMar BMC 300 IC(T)(Z)          1976/1993  300'-IC      Bay of Campeche        Pemex

Noble Leonard Jones          MLT Class 53-E.R.C.(T)           1972/1998  390'-IC      Bay of Campeche        Pemex

Noble Earl Frederickson      MLT Class 82-SD-C(T)(Z)          1979/1999  250'-IC      Bay of Campeche        Pemex

Noble Bill Jennings          MLT Class 84-E.R.C.(T)           1975/1997  390'-IC      Bay of Campeche        Pemex

BRAZIL SEMISUBMERSIBLE(1)
-------------------------
Noble Paul Wolff             Noble EVA 4000TM(T)              1981/1998 8,900'-DP     Brazil               Petrobras

BRAZIL DRILLSHIPS(3)
--------------------
# Noble Leo Segerius         Gusto Engineering Pelican(T)     1981/1996 5,000'-DP     Brazil               Petrobras

# Noble Muravlenko           Gusto Engineering Ice Class(T)   1982/1997 4,000'-DP     Brazil               Petrobras

Noble Roger Eason            Neddrill(T)                      1977/1997 6,000'-DP     Brazil                Stacked

NORTH SEA JACKUPS(8)
--------------------
# Noble Al White             CFEM T-2005 C(T)                 1982/1997  360'-IC      Netherlands         Wintershall

Noble Byron Welliver         CFEM T-2005 C(T)                    1982    300'-IC      Denmark               Maersk

Noble Kolskaya               Gusto Engineering(T)             1985/1997  330'-IC      Netherlands         Wintershall

Noble George Sauvageau       NAM(T)                              1981    250'-IC      Netherlands             NAM

# Noble Ronald Hoope         MSC/CJ46(T)                         1982    250'-IC      Netherlands           Stacked

Noble Piet van Ede           MSC/CJ46(T)                         1982    250'-IC      Netherlands        Gaz de Franz

# Noble Lynda Bossler        MSC/CJ46(T)(Z)                      1982    250'-IC      Netherlands           Stacked

# Noble Julie Robertson      Baker Marine Europe Class(T)     1981/2000  390'-IC***   United Kingdom        Stacked

NORTH SEA
SEMISUBMERSIBLE(1)
------------------
# Noble Ton van Langeveld    Offshore SCP III Mark 2(T)       1979/2000   1,500'      United Kingdom      Kerr-McGee

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                             ANTICIPATED
                               CONTRACT    DAYRATE
     RIG                      EXPIRATION    ($000)             COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL(44)
-----------------
MEXICO JACKUPS(8)
-----------------
# Noble Lewis Dugger            7/2004       56-58    Rig scheduled to be unavailable for +/- 30 days at end of current contract for spud can inspection and repair.

Noble Gene Rosser               4/2005       48-50

Noble Sam Noble                 9/2005       49-51

Noble John Sandifer             6/2005       49-51

Noble Johnnie Hoffman           7/2005       49-51

Noble Leonard Jones             6/2005       48-50

Noble Earl Frederickson         8/2006       39-40

Noble Bill Jennings             7/2005       50-52

BRAZIL SEMISUBMERSIBLE(1)
-------------------------
Noble Paul Wolff                5/2005      138-140

BRAZIL DRILLSHIPS(3)
--------------------
# Noble Leo Segerius            5/2005      109-111   Rig idle from 5/14-5/18/2004 for change out of steel drilling riser to aluminum alloy drilling riser.

# Noble Muravlenko              6/2004       58-60

Noble Roger Eason                                     Rig in drydock for repair and upgrade through +/- 8/15/2004.

NORTH SEA JACKUPS(8)
--------------------
# Noble Al White                8/2004       51-53

Noble Byron Welliver            8/2004       54-56

Noble Kolskaya                  8/2004       50-51    Rate effective 3/18/2004 through 5/31/2004. Then a 90-day well @ $50-52, plus options.

Noble George Sauvageau          5/2004       50-52

# Noble Ronald Hoope                                  Rig stacked as of 5/1/2004. Bid to Gaz de Franz for a 7/01/2004 start.

Noble Piet van Ede              9/2004       47-48    Rate effective through 04/15/2004, then $50-52 through 9/30/2004.

# Noble Lynda Bossler                                 Rig stacked as of 5/09/2004. Bid to Centrica for a +/- 7/15/2004 start.

# Noble Julie Robertson                               Rig stacked as of 4/21/2004. Next to Venture-UK for 1 well starting
                                                      +/- 6/01/2004 @ $49-51.
NORTH SEA
SEMISUBMERSIBLE(1)
------------------
# Noble Ton van Langeveld       6/2004       43-45    Rate effective through 5/31/2004, then 1 well @ $47-49.
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(# ) Denotes change from previous report.
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
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                                                                YEAR
                                                               BUILT/     WATER
     RIG                          RIG DESIGN                   REBUILT    DEPTH           LOCATION         OPERATOR
----------------------------------------------------------------------------------------------------------------------
WEST AFRICA JACKUPS(6)
----------------------
Noble Tommy Craighead        F&G L-780 MOD II-IC(T)           1982/1990  300'-IC      Nigeria                Addax

Noble Percy Johns            F&G L-780 MOD II-IC(T)           1981/1995  300'-IC      Nigeria             ExxonMobil

# Noble Roy Butler           F&G L-780 MOD II-IC(T)           1982/1996  300'-IC****  Nigeria            ChevronTexaco

Noble Ed Noble               MLT Class 82-SD-C(T)             1984/1990  250'-IC      Nigeria               Stacked

# Noble Lloyd Noble          MLT Class 82-SD-C(T)             1983/1990  250'-IC      Nigeria            ChevronTexaco

Noble Don Walker             BakMar BMC 150 IC(T)             1982/1992  150'-IC      Nigeria               Stacked

ARABIAN GULF JACKUPS(11)
------------------------
# Noble Kenneth Delaney      F&G L-780 MOD II-IC(T)           1983/1998  300'-IC      UAE (Abu Dhabi)         NDC

Noble George McLeod          F&G L-780 MOD II-IC(T)           1981/1995  300'-IC      UAE (Abu Dhabi)         NDC

Noble Jimmy Puckett          F&G L-780 MOD II-IC(T)           1982/2002  300'-IC      Qatar                 Ras Gas

Noble Crosco Panon           Levingston Class 111-C(T)        1976/2001  300'-IC      Qatar                  Total

# Noble Gus Androes          Levingston Class 111-C(T)        1982/1996  300'-IC      UAE (Abu Dhabi)      Total ABK

Noble Chuck Syring           MLT Class 82-C(T)                1976/1996  250'-IC      Qatar                   QP

Noble Charles Copeland       MLT Class 82-SD-C(T)             1979/2001  250'-IC      Qatar                 Maersk

# Noble Roy Rhodes           MLT 116-C(T)                        1979    300'-IC****  UAE (Dubai)             DPC

Noble Dhabi II               Baker Marine-150(T)                 1982    150'-IC      UAE (Abu Dhabi)        ADOC

# Noble Gene House           Modec 300-C(T)                      1981    300'-IC      Qatar                 Maersk

# Noble Dick Favor           BakMar BMC 150 IC(T)             1982/1993  150'-IC      UAE (Dubai)          Shipyard

MEDITERRANEAN JACKUP(1)
-----------------------
Noble Carl Norberg           MLT Class 82-C(T)                1976/1996  250'-IC      Croatia               CROSCO

INDIA JACKUP(2)
---------------
Noble Ed Holt                Levingston Class 111-C(T)        1981/1994  300'-IC      India                  ONGC

Noble Charlie Yester         MLT 116-C(T)                        1979    300'-IC      India                  ONGC

FAR EAST
SEMISUBMERSIBLES(3)
-------------------
Noble Dave Beard             F&G 9500 Enhanced Pacesetter        1986    10,000'      Dalian, China        Shipyard

Bingo 9000 - Rig 3           Trosvik Bingo 9000                  1999    10,000'***** Dalian, China        Shipyard

Bingo 9000 - Rig 4           Trosvik Bingo 9000                  1999    10,000'***** Dalian, China        Shipyard

JACKUP SUBJECT TO OPTION TO ACQUIRE
-----------------------------------
# Maersk Viking******        Modec 300-C(T)                      1981

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                             ANTICIPATED
                               CONTRACT    DAYRATE
     RIG                      EXPIRATION    ($000)             COMMENTS
----------------------------------------------------------------------------------------------------------------------------------
WEST AFRICA JACKUPS(6)
----------------------
Noble Tommy Craighead           1/2006       47-49

Noble Percy Johns               3/2006       50-52

# Noble Roy Butler              5/2006       51-53    Contract extended for 2 years from 5/01/2004.

Noble Ed Noble                                        Bid to ExxonMobil for a 2Q '04 start.

# Noble Lloyd Noble             5/2006       49-51    Contract commenced 5/19/2004.

Noble Don Walker

ARABIAN GULF JACKUPS(11)
------------------------
# Noble Kenneth Delaney         5/2006       53-54    Rig scheduled to be in the shipyard for +/- 45 days in 4Q '04. Contract extended for two years from +/- 5/29/2004 @ $50-51.

Noble George McLeod             6/2006       53-54    Rig scheduled to be in the shipyard for +/- 45 days in 3Q '04. Contract extended for two years from +/- 6/02/2004 @ $50-51.

Noble Jimmy Puckett             4/2005       51-53

Noble Crosco Panon              3/2005       44-46

# Noble Gus Androes             12/2004      53-55    Commenced Total contract on 4/15/2004 @ $53-55.

Noble Chuck Syring              8/2005       51-52

Noble Charles Copeland          2/2005       51-53

# Noble Roy Rhodes              1/2006       51-53    Rig scheduled to be in shipyard for 5-year survey for +/- 30-45 days in
                                                      4Q '04.

Noble Dhabi II                  7/2004       31-32    Received LOI from ADOC for 2-year extension from 7/15/2004 @ $39-40.

# Noble Gene House              9/2004       47-49    Contract extended for two wells. Received LOI from Dolphin Energy for 2-year contract commencing 11/2004 @ $59-60.

# Noble Dick Favor                                    Rig will be in shipyard for upgrade and refurbishment through +/- 8/15/2004.
                                                      LOI from ChevronTexaco for one well (+/- 30 days) @ $47-49 upon completion of shipyard project.
MEDITERRANEAN JACKUP(1)
-----------------------
Noble Carl Norberg              3/2005       29-30

INDIA JACKUP(2)
---------------
Noble Ed Holt                   3/2006       48-49

Noble Charlie Yester            12/2006      50-51

FAR EAST
SEMISUBMERSIBLES(3)
-------------------
Noble Dave Beard

Bingo 9000 - Rig 3                                    Baredeck hull.

Bingo 9000 - Rig 4                                    Baredeck hull.

JACKUP SUBJECT TO OPTION
TO ACQUIRE
----------------
# Maersk Viking******                                 Although the option is not currently exercisable by us, we anticipate that the option will become exercisable by July 2004. We have received a LOI with an estimated commencement date of +/- 8/15/04 from Ras Gas, subject to rig availability, at $54-56.
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(# ) Denotes change from previous report.
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
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     (#) Denotes change from previous report.

     (T) Denotes Top Drive.

     (Z) Denotes Zero Discharge.

     (*) Terms of contract confidential per agreement with operator

    (**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser during available time in 2004.

   (***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

  (****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

 (*****) Baredeck hull constructed as capable to operate in 10,000' of water.

(******) As previously disclosed, we have purchased an option to acquire this rig. Our right to exercise the option and acquire the rig will commence when the rig has completed its current drilling contract and has mobilized to United Arab Emirates territorial waters.